U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 25, 2000



                            OMNINET MEDIA.COM, INC.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-28935                88-0398783
------------------------    ------------------------    ------------------------
(State of Incorporation)       Commission File No.             (IRS Employer
                                                          Identification No.)



 7825 Fay Avenue, Ste. 200, La Jolla, CA                         99037
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,(858)456-5588
                              -------------

                            MAS Acquisition XXV Corp.
                              1710 E. Division St.
                              Evansville, IN 47711
                     --------------------------------------
                     (Registrant's former name and address)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1) On August 17, 2000, the Registrant changed accountants from Stark Tinter & Associates, LLC to DiRocco and Dombrow, P.A. 3601 W. Commercial Blvd., Suite #39, Ft. Lauderdale, Florida 33309.

         (i) The Company decided not to reappoint Stark Tinter & Associates as its independent accountant;

         (ii) The financial statements reported on by Stark Tinter were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period through August 17, 2000;

         (iii)  The  decision  to  change   accountants   was  approved  by  the
Registrant's Board of Directors; and

         (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through August 17, 2000.

                  (B)      Not applicable;

                  (C)      Not applicable;

                  (D)      Not applicable; and

                  (E)      Not applicable.

         (2) On August 17, 2000, the Registrant engaged DiRocco Dombrow, P.A. Certified Public Accountants, as its independent accountants.

                  (i) The Registrant did not consult with DiRocco Dombrow, P.A. Certified Public Accountants, its new independent accountants, regarding any matter prior to its engagement; and

                  (ii) Not applicable.

         (3) The Registrant has provided to Stark Tinter & Associates, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Stark Tinter & Associates, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b)      Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  Not Applicable

         (b) Pro Forma financial information.

                  Not Applicable

         (c) Index to Exhibits.

         Exhibit Number         Description
         --------------         -----------
         (16)                   Letter from Stark Tinter pursuant to Item
                                304(a)(3) of Regulation S-B

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OMNINET MEDIA.COM, INC.
Dated: October 27, 2000


                                                By: /s/ James Graves
                                                   ---------------------
                                                   James Graves
                                                   Title: V.P./Secretary